EXHIBIT 99.1

Certification Of Chief Executive Officer

pursuant to 18 U.S.C. § 1350 adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Richard D. Forman, Chief Executive Officer of Register.com, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i)  The Company’s accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii)  The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard D. Forman
Richard D. Forman
Chief Executive Officer

Dated: November 13, 2002